SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                             FORM 8 - K / A


                             CURRENT REPORT


                  Pursuant to Section 13 or 15 (d) of
                  The Securities Exchange Act of 1934


                  Date of Report:    September 21, 1995
                                     ------------------

            Date of Earliest Event Reported:    July 7, 1995
                                                ------------


                     REPUBLIC AUTOMOTIVE PARTS, INC.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)


           Delaware                          38-1455545
    ------------------------      ------------------------------------
    (State of incorporation)      (I.R.S. Employer Identification No.)



    500 Wilson Pike Circle, Suite 115, Brentwood, Tennessee       37027
    -------------------------------------------------------------------
           (Address of principal executive offices)          (Zip code)


                           (615) 373-2050
         ----------------------------------------------------
         (Registrant's telephone number, including area code)










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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits


   (a)    Financial statements of businesses acquired.

         The financial statements of Beacon Auto Parts Company as of December 31, 1994 and 1993 and for the years ended December 31, 1994 and 1993, together with the report of Arthur Anderson LLP with respect thereto are filed as Exhibit 99.1 to this Current Report.


   (b)    Pro forma financial information.

         The unaudited pro forma consolidated balance sheet of Republic Automotive Parts, Inc. and Beacon Auto Parts Company as of June 30,
   1995 and unaudited pro forma condensed consolidated statements of income for the year ended December 31, 1994 and for the six months ended
   June 30, 1995 are filed as Exhibit 99.2 to this Current Report.


   (c)   Exhibits.

         Consent of Arthur Andersen LLP is filed as Exhibit 23 to this Current Report.






























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                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       REPUBLIC AUTOMOTIVE PARTS, INC.



   DATE: September 21, 1995            BY: \s\ Donald B. Hauk
         ------------------               -------------------------
                                           Donald B. Hauk
                                           Executive Vice President and
                                           Chief Financial Officer








































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                             EXHIBITS INDEX


   EXHIBIT NO.       DESCRIPTION OF EXHIBIT


       23            Consent of Arthur Andersen LLP.

       99.1 Financial statements of Beacon Auto Parts Company as of December 31, 1994 and 1993 and for the years ended December 31, 1994 and 1993, together with the report of Arthur Andersen LLP.

       99.2 Pro forma consolidated financial statements of Republic Automotive Parts, Inc. and Beacon Auto Parts Company as of June 30, 1995 and for the year ended December 31, 1994 and for the six months ended June 30, 1995.



































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